March 22, 2006

Supplement

SUPPLEMENT DATED MARCH 22, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated April 29, 2005

With respect to the Information Portfolio, the information within the section of the Statement of Additional Information titled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers’’ is hereby replaced by the following:

With respect to the Information Portfolio as of January 31, 2006:

David Walker managed seven mutual funds with a total of approximately $8.1 billion in assets; no pooled investment vehicles; and no other accounts.

Mary Jayne Maly managed three mutual funds with a total of approximately $731.7 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $93 million in assets; and one other account with a total of approximately $292.3 million in assets.

With respect to the Information Portfolio, the following information is hereby added within the section of the Statement of Additional Information titled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers’’:

As of February  28, 2006, Mary Jayne Maly and David Walker did not own any shares of the Information Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.